Subsequent Events	12 Months Ended
Jun. 30, 2023
Subsequent Events
Subsequent Events

Note 31 – Subsequent Events

On June 21, 2023, the Company submitted a notification of change of financial year end with the Australian Securities & Investment Commission (ASIC) for Tritium DCFC Limited, Tritium Holdings Pty Ltd, Tritium Nominee Pty Ltd and Tritium Pty Ltd, with effect from the end of the current financial year. The notification was accepted by ASIC on July 7, 2023. Tritium DCFC’s next financial year will start on July 1, 2023 and end on December 31, 2023 (being a period of six months). Accordingly, the Company’s next annual audited consolidated financial statements to be filed on Form 20-F will be for the six months ended December 31, 2023.

Pursuant to the Common Stock Purchase Agreement with B. Riley dated September 2, 2022, the company and investor mutually agreed to terminate the agreement on September 11, 2023.

Pursuant to the working capital facility entered into on December 23, 2022, where Sunset Power provided $20.0 million which was drawn down in full on December 30, 2022, the Company obtained a waiver from St Baker in respect of the St Baker Term Loan and consent to the waiver from the Senior Creditors under the intercreditor deed and amendment letter dated September 12, 2023 which included unconditional waivers of any breach of associated representations and warranties under the intercreditor deed in relation to late interest payments, repayments and collections account that occurred prior to the amendment date and removing the requirement to deposit funds into the Collections Account going forward and also other associated loan conditions. The final repayment date for any amounts outstanding is now extended to April 30, 2024.

Additionally, purusant to the Financing arrangements with Sunset Power Pty Ltd as trustee of St Baker Family Trust (“Sunset Power”) and O-CORP EV LLC (“O-Corp”), the Company obtained a written acknowledgement from St Baker and O-Corp on September 12, 2023 to extend the Qualifying Fundraising Long Stop Date from September 12, 2023, to December 3, 2023. The Company obtained consent from the Senior Creditors under the Senior Loan Note Subscription Agreement to allow St Baker and O-Corp to extend the Qualifying Fundraising Long Stop Date from September 12, 2023 to December 3, 2023. For further information, refer to Note 15 — Current Borrowings.

On September 12, 2023, the Company entered into the Preference Shares SPA for a $75.0 million facility, which will be funded in multiple closings. The Preference Shares Offering provides for the purchase of up to $75 million in Preference Shares of the Company. Other details include:

●	The initial funding of $25 million was provided in escrow on September 12, 2023, and will be released from escrow (net of transaction costs) on filing of the Company’s financial statements on Form 20-F and the related prospectus supplement and issuance of the Preference Shares.
●	The subsequent fundings are up to $21 million and may occur at the 4-calendar month anniversary of the prior closing.
●	The preference shares all have a term that ends on the 19-month anniversary of their issuance at 100% of the face value and are convertible at the lower of 120% of the traded ordinary share price at issuance or 94% of the dollar volume-weighted average price (VWAP) at conversion dates.
●	The Company shall make redemption payments that cause the redemption of the commensurate number of then-issued Preference Shares based on the Redemption Value with the first installment occurring on the 10-day anniversary of the Initial Closing date, or subsequent Closing date as applicable, and each subsequent Installment occurring every 20 trading days thereafter. Each installment payment shall be $5.3 million.
●	The Company can choose to redeem by way of payment of the Installment in cash or, subject to equity conditions, substitute a cash Installment by converting the Preference Shares to ordinary shares of the Company, or a combination thereof.
●	The ordinary shares resulting from a conversion in lieu of a cash Installment would be valued at the Installment Amount (and would offset the applicable cash Installment), calculated as the lesser of
i.	the Fixed Conversion Price (being 120% of the issuance date price)
ii.	94% of the arithmetic average of the three lowest daily VWAPs of the 10 trading days prior to the payment date or
iii.	94% of the VWAP of the trading day prior to payment date.
iv.	in the event of the share price falling below $0.75 or at least $0.9 million in average daily trading volume from the last 20 trading days not being achieved, conversion would be at 85% of the trading VWAP.
●	The Company may early terminate the financing facility within 20 days’ notice, provided the notice is given prior to October 20, 2023.

On September 12, 2023, the holders of the Financing Warrants delivered the required notice pursuant to the Financing Warrant Agreement Amendment of their intent to exchange all outstanding Financing Warrants for Ordinary Shares. Pursuant to the notice, we issued 8,254,527 Ordinary Shares in consideration of the 1,173,372 issued and outstanding Financing Warrants.

Pursuant to the Amendment Deed dated September 2, 2022, the Liquidity Reserve requirement for the existing $150 million senior debt facility from Cigna & Barings is $25 million. On July 3, 2023, the Group’s liquidity fell below the minimum required amount and the Group was able to restore it by September 12, 2023 through the receipt of the Preference Shares Offering. As a result of the Group’s ability to restore the minimum liquidity balance and to present expected future inflow of funds and expected timing, the lenders confirmed on September 13, 2023 that the event was remediated and accordingly no Review Event Notice will be issued.

On September 12, 2023, an additional waiver was granted to unconditionally waive the liquidity reserve requirement for the senior debt facility from $25 million to nil effective from the date of this report until December 31, 2023.